UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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ACXIOM CORPORATION

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This Schedule 14A filing consists of the following communications relating to the proposed acquisition of the Acxiom Marketing Solutions (“AMS”) business of Acxiom Corporation (the “Company”) by The Interpublic Group of Companies, Inc. (“IPG”) pursuant to the terms of a Membership Interest Purchase Agreement, dated as of July 2, 2017, by and among the Company, IPG, LiveRamp, Inc., a wholly owned subsidiary of the Company and Acxiom Holdings, Inc., a wholly owned subsidiary of the Company:

(i)	FAQ for Acxiom and LiveRamp Associates;

(ii)	All-Associate Email;

(iii)	AMS Client & Partner Communications Guide; and

(iv)	LiveRamp Client & Partner Communications Guide.

Each item listed above was first used or made available on July 2, 2018.

Interpublic Group (IPG) Acquisition of AMS

FAQ for Acxiom and LiveRamp Associates

IPG Acquisition of AMS – Associate FAQ

Why did we decide to explore strategic options for AMS?

In February of this year we announced plans to evaluate strategic alternatives for AMS to further strengthen the business and deliver greater value to clients. Acxiom Marketing Solutions is a market leader, and we wanted to extend this leadership, so we could provide our clients with even better service. Based on the needs and requests of our clients, we believe additional product breadth and scale is becoming increasingly important.

Marketers want all of their various data silos and technologies to be seamlessly connected and interoperable, and they want continued gains in efficiency and ROI. While the AMS team has done a tremendous job in navigating the continuously evolving market, we believed we could accelerate the value we provide to clients by exploring ways to combine with a partner that offers highly complementary services and an even broader set of solution offerings.

Why did we decide to sell AMS to Interpublic Group (IPG)?

After conducting a thorough and competitive process, it became clear that a sale of AMS to IPG is the best path forward for this business and provides the greatest growth opportunities for our clients and associates.

As we said in our press release, the combination of IPG and AMS creates the world’s leading powerhouse for data-driven marketing solutions. The acquisition is a pivotal moment in our industry, bringing together Acxiom’s industry-leading ability to implement a data foundation for omnichannel customer engagement and Interpublic Group’s deep expertise in media strategy, creative design, and campaign management. Together, IPG and AMS will be able to uniquely position CMOs for success in a world where data has become the key providing exceptional customer experiences.

What are some key things to know about IPG, and where can I learn more?

Here are a few key facts:

•	IPG is one of the world’s premier global advertising, and marketing services companies.

•	With more than 50,000 employees and offices in over 100 countries, IPG can operate at scale in a single region, or deliver global integrated programs.

•	Based in New York City the holding company provides resources and support to ensure that their agencies can best meet clients’ needs.

•	IPG agencies create customized marketing programs for many of the world’s largest companies through their comprehensive global services. The work their agencies produce helps clients build brands, increase sales of their products and services, and gain market share. Solutions vary from project-based activity involving one agency to long-term, fully integrated campaigns created by multiple IPG agencies working together.

•	IPG is committed to diversity and inclusion. They ensure accountability for this by tying executive compensation directly to the ability of their leaders to hire, promote, and retain diverse talent.

We will create a page on Acxiom Connect with educational resources that can help you learn more about IPG.

How will AMS operate as part of IPG? What happens to Acxiom’s brand?

AMS will simply become ‘Acxiom’ after close and will operate as an independent division aligned with IPG Mediabrands. Rick and Dennis will continue to serve as co-presidents of the organization.

IPG Mediabrands manages IPG’s global media-related assets and oversees marketing investment for many of the world’s most iconic brands. IPG Mediabrands’ expansive network of agencies includes UM, Initiative, Cadreon, Orion Worldwide and Reprise as well as specialty business units including Healix, Identity, IPG Media Lab, MAGNA and Rapport. Brands working under the IPG Mediabrands umbrella work together with the approximately 100 agencies that are part of IPG to support dynamic marketing initiatives for clients.

What are the benefits to AMS clients of becoming part of IPG?

There could not be a better home for AMS clients than Interpublic Group. Clients will gain access to IPGs “open architecture” solutions, which integrate the best talent from IPGs extensive network of experts. We will also ensure clients retain the flexibility to engage Acxiom Marketing Solutions to work closely with their agencies of choice.

What are the benefits to AMS associates of becoming part of IPG?

AMS associates will join a larger family that is eager to benefit from their expertise and shares a common set of core values, including a commitment to integrity, transparency, diversity and a focus on creating long-term value for clients. AMS associates also gain access to a broader rolodex of clients and an extended team of experts who can help them advance their professional skills, find new sales opportunities, and accelerate deals.

What changes should AMS associates expect to see?

Very little will change for most associates in the near term after the deal closes. Associates will work at the same office doing the same things with the same clients. Over time, you’ll benefit from access to IPG’s client roster, which includes thousands of the world’s largest and most attractive brands – all of which are candidates for AMS solutions. Likewise, many AMS clients might desire IPG services such as media buying, creative and analytics. These cross-sell and upsell opportunities position AMS for an exciting decade of more of growth and continued success.

While we have much in common with IPG, every company has its own unique benefits structure, culture, and values. For example, IPG offers employees four floating Friday holidays each summer. IPG is one of the world’s largest companies and their entire business is built around attracting and retaining amazing people. While there may be some changes over time as IPG evaluates Acxiom’s programs and aligns them with their own, IPG’s compensation and benefit programs are viewed as some of the industry’s most attractive. Finally, but importantly for those associates with equity who will be joining IPG as part of this transaction, this will be treated as a change of control and all equity will fully vest when the deal closes. Look for more specific and individual detail in the coming weeks.

Associates who will be joining IPG have undoubtedly found a great home.

What does this mean for LiveRamp?

LiveRamp will be a public company with substantial capital on hand to invest in growth initiatives and strategic M&A. This creates a massive opportunity for LiveRamp to execute on its vision, attract top talent, and become an even bigger game changer in the industry. Rest assured, your entire management team is excited about the journey ahead.

Becoming a public company also carries enormous responsibility. Wall Street rewards companies that sustain high growth rates, generate positive cash flow, and consistently meet and beat expectations. In addition, public companies are always for sale. While we are committed to operating LiveRamp as a standalone business, it’s important to understand that we have a fiduciary responsibility to participate in conversations that could unlock value for shareholders.

Post close, LiveRamp will be headquartered in San Francisco and will trade under the stock ticker RAMP. CEO Scott Howe and CFO Warren Jenson will remain in their current roles.

Once this transaction closes, how will we use the cash proceeds?

Per the plans we outlined in our press release and investor call, sale proceeds will be used in several ways. First, we intend to pay down outstanding debt. Second, we intend to return capital to shareholders in the form of share repurchases. And finally, but importantly, these funds will be used to accelerate our strong existing top line growth through investments in innovation, new use cases, and incremental capabilities.

How will AMS and LiveRamp work together going forward?

Going forward, most aspects of how Acxiom Marketing Solutions and LiveRamp work together will not change, as we have been operating in many ways as separate companies in the marketplace.

When the transaction closes, AMS will become one of LiveRamp’s strategic clients and partners. LiveRamp will continue to operate as a neutral, open provider of identity technology to the full ecosystem, including AMS. We will have a partnership agreement in place that formalizes how we work together as separate entities and sets the foundation for a long-lasting healthy partnership.

What are the key milestones around the transaction?

Now that we’re past the initial announcement, it’s back to business as usual. Acxiom and IPG must continue to operate as separate, independent businesses through close, which we expect to take place before the end of the calendar year.

We recognize change is difficult, and it can be hard to focus when many important questions have not been answered. To get to answers, we need to work with IPG over the next few months to develop a transition plan. We will remain transparent and provide updates as soon as more information is available.

Is there any associate role overlap between IPG and AMS? Will there be any layoffs?

The real driver of this transaction is the collaboration and integration that will accelerate revenue and deliver better results to our clients. These clients are counting on us to provide them with outstanding service. Through our transition planning process, we will look at ways we can provide our clients with even greater value and ways we can run our business more efficiently. While it’s our responsibility to look at all the ways we can meet our business goals, our top priority is to provide clients with a smooth transition and ensure they know they can count on receiving high quality service from us long-term.

What is the impact on shared services functions?

Shared services will be split based on how they provide support to our business units. For example, functions tied to operating a public company will remain with LiveRamp along with associates who are already completely focused on supporting LiveRamp. More details will be available as we work through the transition process.

What is the impact on international teams?

International teams will split based on which products and services they sell. Associates in France, Australia, and Japan will remain with LiveRamp, and associates in Germany and Poland will be part of the transition with AMS. In the UK, China, and Singapore some associates will stay with LiveRamp and some will be part of the AMS transition. For AMS associates outside the US, the terms and conditions of employment will remain subject to associate employment contracts as well as the local employment regulations.

How and when will we learn more about the transition?

In keeping with our corporate value to always say what we mean and do what we say, we will communicate transparently and often through regular town halls and other channels.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) our expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii) our plans, objectives and intentions with respect to our future operations, our customers and our market, and (iii) the expected impact of the proposed transaction on our business. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended March 31, 2018. The forward-looking statements in this communication are based on information available to Acxiom as of the date hereof.

We undertake no obligation to update the information contained in this press release or any other forward-looking statement.

Additional Information and Where to Find It

Acxiom will file relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction, including a proxy statement on Schedule 14A. Under the proposed terms, promptly after filing its proxy statement with the SEC, Acxiom will mail or otherwise make available the proxy statement and a proxy card to each stockholder entitled to vote at the annual meeting relating to the proposed transaction. ACXIOM STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Acxiom stockholders and other investors may obtain free copies of the proxy statement and other relevant materials in connection with the proposed transaction (when they become available), along with other documents filed by Acxiom with the SEC, at the SEC’s website (http://www.sec.gov).

The directors and executive officers of Acxiom may be deemed to be participants in the solicitation of proxies from the stockholders of Acxiom in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding Acxiom’s directors and executive officers is also included in Acxiom’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on June 29, 2017. These document are available free of charge as described in the preceding paragraph.

All-Associate Email

July 2, 2018

Everyone,

Today we issued a press release announcing that Interpublic Group (IPG) has signed an agreement to acquire our Acxiom Marketing Solutions (AMS) business. IPG also issued anannouncement. This deal is a massive validation of the incredible value our talented associates have created and puts both of our strong businesses firmly on the path to achieve an even brighter future.

We held an investor call this afternoon at 3:45 pm CT to review the announcement details. I’m also attaching a short FAQ to help answer some of your questions. We are moving quickly to get news communicated to everyone this week. To submit a question in advance of tomorrow’s Global Town Hall (12:00 pm ET), please click here.

This deal represents a successful outcome to a very competitive process. There could not be a better home than IPG for our AMS clients and associates. Combining the deep technical expertise of AMS with the vast global scale and breadth of complementary services at IPG will create the world’s leading powerhouse for data-driven marketing solutions.

In addition, upon closing this deal, LiveRamp will emerge as a well-capitalized, industry leader positioned to enable the ecosystem. Proceeds from the transaction will enable LiveRamp to invest in both internal initiatives and acquisitions to extend its lead in the growing identity and data connectivity space.

I look forward to sharing more details with everyone in tomorrow’s Global Town Hall.

Scott

Scott Howe

CEO and President

TEL 650.356.3660

MBL 206.618.5819

Silicon Valley: 100 Redwood Shores Parkway | Redwood City, CA, 94065

Central Arkansas: 301 East Dave Ward Dr. | Conway, AR 72032

acxiom.com

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) our expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii) our plans, objectives and intentions with respect to our future operations, our customers and our market, and (iii) the expected impact of the proposed transaction on our business. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended March 31, 2018. The forward-looking statements in this communication are based on information available to Acxiom as of the date hereof.

We undertake no obligation to update the information contained in this press release or any other forward-looking statement.

Additional Information and Where to Find It

Acxiom will file relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction, including a proxy statement on Schedule 14A. Under the proposed terms, promptly after filing its proxy statement with the SEC, Acxiom will mail or otherwise make available the proxy statement and a proxy card to each stockholder entitled to vote at the annual meeting relating to the proposed transaction. ACXIOM STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Acxiom stockholders and other investors may obtain free copies of the proxy statement and other relevant materials in connection with the proposed transaction (when they become available), along with other documents filed by Acxiom with the SEC, at the SEC’s website (http://www.sec.gov).

The directors and executive officers of Acxiom may be deemed to be participants in the solicitation of proxies from the stockholders of Acxiom in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding Acxiom’s directors and executive officers is also included in Acxiom’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on June 29, 2017. These document are available free of charge as described in the preceding paragraph.

Interpublic Group (IPG) Acquisition of AMS

AMS Client & Partner Communications Guide

EMAIL COPY

Subject: Following up on IPG acquisition news

Hi [name],

I’m reaching out to connect with you about our exciting announcement: Interpublic Group (IPG) will acquire Acxiom Marketing Solutions (AMS).

In February of this year we announced plans to evaluate strategic alternatives for AMS to further strengthen the business and deliver greater value to clients. We conducted this review because we wanted to serve clients even better over the long-term by providing access to a broader set of offerings delivered with even greater scale.

We are very excited to be joining the IPG family. There could not be a better home for AMS and our clients than IPG, which includes approximately 100 agencies and more than 50,000 employees stationed around the world. Clients will gain access to IPGs “open architecture” solutions, which integrate the best talent from IPGs extensive network of experts. We will also continue to work closely in an open fashion with your agencies of choice, giving you the best of both worlds – ongoing flexibility and greater access to more experts that can help you drive exceptional results.

In short, we expect that this marriage will enable you to power even more exceptional customer experiences and generate better business outcomes. And we can’t wait to unlock this power for you!

We expect the deal to close before the end of the calendar year. Once this occurs, we will once again simply be known as Acxiom, and we will operate as an independent division aligned with IPG Mediabrands. We will also have a partnership agreement in place with LiveRamp to support current and future needs for identity resolution technology. LiveRamp has always been a neutral provider in the marketplace, and the way we all work together to support you will not change.

Our clients are always our number one priority, and we are committed to making the transition to IPG simple and seamless. Please continue to work with the same individuals and teams that support you today. We will continue to deliver on all current commitments, the projects we’ve discussed can continue to move forward, and we will soon have even more opportunities to explore with you.

I’m sure you have questions, and I’d love to answer as many as I can as quickly as possible. Please let me know what your availability is over the next couple of days.

Best wishes,

[your name]

VOICE MAIL SCRIPT

Hi [name] – it’s [your name] from Acxiom. I’m reaching out to see if we can quickly connect to go over the announcements we made about IPG acquiring Acxiom Marketing Solutions.

We are very excited to be joining the IPG family and believe this will create new opportunities for you to get even more value from our relationship. We will also continue to work in an open fashion with all of your preferred agencies and ensure we provide a seamless transition.

I’d love to answer any questions you have as quickly as possible. Can you give me a ring or send me an email to let me know when we can talk?

TALKING POINTS FOR CLIENT CONVERSATIONS

There could not be a better home for Acxiom Marketing Solutions clients than Interpublic Group

•	Our goal with the strategic review was to accelerate our ability to deliver value to clients by providing access to a broader set of offerings delivered with even greater scale. AMS is a market leader, and we wanted to extend this leadership.

•	Above all, we expect that this marriage will enable you to power even more exceptional customer experiences and generate better business outcomes. And we can’t wait to unlock this power for you!

•	More specifically, clients will gain access to IPGs “open architecture” solutions, which integrate the best talent from IPGs extensive network of experts. We will also continue to work closely in an open fashion with your agencies of choice, giving you the best of both worlds – ongoing flexibility and greater access to more experts that can help you drive exceptional results.

The combination of Interpublic Group and Acxiom Marketing Solutions creates the world’s leading powerhouse for data-driven marketing solutions.

•	We will now be able to provide clients with the world’s most comprehensive data-driven marketing solutions, uniquely positioning you for success in a world where data is the key providing exceptional customer experiences.

•	We expect the deal to close before the end of the calendar year. Once this occurs, we will once again simply be known as Acxiom, and we will operate as an independent division aligned with IPG Mediabrands.

•	We will also have a partnership agreement in place with LiveRamp to support current and future needs for identity resolution technology.

Our clients are always our number one priority, and we are committed to making the transition to Interpublic Group simple and seamless

•	We remain laser focused on providing you with the highest level of service.

•	We do not expect that Acxiom’s team, coverage, or support will change. In addition, this will not change or delay any commitments to you or impact our ability to deliver on future projects we’ve discussed.

•	Over time, we look forward to providing you with an even broader array of capabilities.

•	Please let us know if you have any questions or would like to speak with our executives.

Frequently Asked Questions:

Q: Why did you decide to sell AMS?

As part of IPG, AMS will be able to provide you with a broader set of services offerings and operate with even greater scale. Over time, you will gain access to an extended network of agencies and marketing experts, enabling you to gain even more value from your relationship with us.

Q: Why did IPG decide to buy AMS?

The future belongs to companies that can harness data to improve every customer interaction. The combination of IPG and AMS creates the world’s leading powerhouse for data-driven marketing solutions.

Q: Why is this better for me?

We will be able to offer you more comprehensive data-driven marketing solutions that tap into the skills and expertise of nearly 100 IPG agencies and more than 50,000 employees stationed around the world. We will also continue to work closely in an open fashion with your agencies of choice, giving you the best of both worlds – ongoing flexibility and greater access to more experts that can help you drive exceptional results.

Q: What happens with current contracts?

This will not change our commitments to you. It’s our goal to strengthen our ability to address more of your needs.

Q: Should I put our conversations for new projects on hold?

The projects we discussed can continue to move forward. Soon we will have even more opportunities to explore with you.

Q: Will there be any changes to the customer account and delivery teams we work with?

Most clients will continue to work with the same individuals and teams that support you today. There are a handful of large AMS clients for which the LiveRamp relationship will now be fully managed by the AMS account team. We remain laser-focused on providing you with the high quality of service you have always received.

Q: How will you operate under IPG?

Acxiom will operate as an independent division associated with IPG Mediabrands.

Q: What does this mean for your Global Data Ethics Program?

We will continue to maintain our industry-leading Global Data Ethics Program.

Q: Is this going to distract your team? How can I be sure they’re focusing on me?

Our clients are our number one priority. We remain laser-focused on providing you with high-quality service and meeting your needs.

Q: How should I work with LiveRamp?

We will have a partnership agreement in place to resell LiveRamp technology. You can buy from either of us. When you work with AMS, you get more than technology, you get a comprehensive solution includes a combination of data, technology, and services.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) our expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii) our plans, objectives and intentions with respect to our future operations, our customers and our market, and (iii) the expected impact of the proposed transaction on our business. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended March 31, 2018. The forward-looking statements in this communication are based on information available to Acxiom as of the date hereof.

We undertake no obligation to update the information contained in this press release or any other forward-looking statement.

Additional Information and Where to Find It

Acxiom will file relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction, including a proxy statement on Schedule 14A. Under the proposed terms, promptly after filing its proxy statement with the SEC, Acxiom will mail or otherwise make available the proxy statement and a proxy card to each stockholder entitled to vote at the annual meeting relating to the proposed transaction. ACXIOM STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Acxiom stockholders and other investors may obtain free copies of the proxy statement and other relevant materials in connection with the proposed transaction (when they become available), along with other documents filed by Acxiom with the SEC, at the SEC’s website (http://www.sec.gov).

The directors and executive officers of Acxiom may be deemed to be participants in the solicitation of proxies from the stockholders of Acxiom in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding Acxiom’s directors and executive officers is also included in Acxiom’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on June 29, 2017. These document are available free of charge as described in the preceding paragraph.

Interpublic Group (IPG) Acquisition of AMS

LiveRamp Client & Partner Communications Guide

EMAIL COPY

Subject: Following up on IPG acquisition of Acxiom Marketing Solutions

Hi [name],

I’m reaching out to connect with you about an exciting announcement our parent company Acxiom made: Interpublic Group (IPG) will acquire Acxiom Marketing Solutions (AMS).

In February of this year Acxiom announced plans to evaluate strategic alternatives for AMS to further strengthen that business and deliver greater value to clients. Once the transaction is complete, LiveRamp will become a well-capitalized standalone public company.

The substantial proceeds from the transaction will enable LiveRamp to invest in our business and accelerate our ability to provide customers with the world’s best identity infrastructure for powering exceptional customer experiences.

We expect the deal to close before the end of the calendar year. As always, LiveRamp will continue to operate as a neutral, open provider of identity technology for the benefit of anyone and everyone.

We’re excited to take this next step in our journey and look forward to making investments that further strengthen our relationship with you.

Best wishes,

[your name]

VOICE MAIL SCRIPT

Hi [name] – it’s [your name] from LiveRamp. I’m reaching out to see if we can quickly connect to go over the announcements our parent company Acxiom made about IPG acquiring Acxiom Marketing Solutions.

This is very exciting news for LiveRamp. Once the transaction is complete, LiveRamp will become a standalone public company. In addition, we will be able to invest the substantial proceeds from the sale in ways that bring additional value to our customers.

I’d love to answer any questions you have as quickly as possible. Can you give me a ring or send me an email to let me know when we can talk?

TALKING POINTS FOR CLIENT CONVERSATIONS

Upon closing, LiveRamp will emerge as a well-capitalized, industry leader positioned to enable the ecosystem.

•	We expect the deal to close before the end of the calendar year. Once this happens, LiveRamp will operate as a standalone public company.

•	LiveRamp will be able to invest the substantial proceeds from the transaction in both organic and inorganic initiatives that accelerate our ability to provide customers with the world’s best identity infrastructure for powering exceptional customer experiences.

•	Importantly, this reinforces LiveRamp’s position as a neutral, open provider of identity technology for the benefit of anyone and everyone.

•	We will also have a partnership agreement in place with IPG to support current and future needs for identity resolution technology.

Our clients are always our number one priority, and this will not in any way negatively impact your service—in fact, it’s quite the opposite

•	We remain laser focused on providing you with the highest level of service.

•	This news does not change how we work with you.

•	Over time, we look forward to providing you with an even broader array of capabilities.

There could not be a better home for Acxiom Marketing Solutions clients than Interpublic Group

•	Acxiom’s goal with the strategic review was to accelerate its ability to deliver value to clients by providing access to a broader set of offerings delivered with even greater scale. AMS is a market leader, and they wanted to extend this leadership.

•	Once the deal closes, AMS will retain the Acxiom name and will operate as an independent division associated with IPG Mediabrands.

•	LiveRamp will have a partnership agreement in place to support their needs for identity resolution technology.

•	LiveRamp has had a pre-existing relationship with IPG and has worked with them for a number of years. This only expands and strengthens our relationship.

Frequently Asked Questions:

Q: Why did Acxiom decide to sell AMS?

As part of IPG, AMS will be able to provide a broader set of services offerings to clients and operate with even greater scale. AMS clients will gain access to an extended network of agencies and marketing experts, and AMS will benefit from new opportunities to engage with IPG accounts.

Q: Why did IPG decide to buy AMS?

To create the world’s leading powerhouse for data-driven marketing solutions.

Q: Why is this better for me?

We will be able to invest the substantial proceeds from the transaction to drive internal initiatives and acquisitions that increase the value we can provide to you.

Q: What happens with current contracts?

This will not change our commitments to you.

Q: Will there be any changes to the customer account and delivery teams we work with?

Most clients will continue to work with the same individuals and teams that support you today. There are a handful of large AMS clients for which the LiveRamp relationship will now be fully managed by the AMS account team.

Q: What does this mean for your Global Data Ethics Program?

We will continue to maintain our industry-leading Global Data Ethics Program.

Q: Is this going to distract your team? How can I be sure they’re focusing on me?

Our clients are our number one priority. We remain laser-focused on providing you with high-quality service and meeting your needs.

Q: Will you use proceeds to do acquisitions? Who might you acquire?

LiveRamp has always looked for interesting and strategic ways to strengthen its business and provide more value to customers. I can’t speculate on any acquisition, and any potential acquisition conversations would of course be confidential.

Q: How will Acxiom operate under IPG?

Acxiom will operate as an independent division associated with IPG Mediabrands.

Q: How should AMS clients work with LiveRamp?

You can buy from either of us. Acxiom will have a partnership agreement in place to resell LiveRamp technology.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) our expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii) our plans, objectives and intentions with respect to our future operations, our customers and our market, and (iii) the expected impact of the proposed transaction on our business. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended March 31, 2018. The forward-looking statements in this communication are based on information available to Acxiom as of the date hereof.

We undertake no obligation to update the information contained in this press release or any other forward-looking statement.

Additional Information and Where to Find It

Acxiom will file relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction, including a proxy statement on Schedule 14A. Under the proposed terms, promptly after filing its proxy statement with the SEC, Acxiom will mail or otherwise make available the proxy statement and a proxy card to each stockholder entitled to vote at the annual meeting relating to the proposed transaction. ACXIOM STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Acxiom stockholders and other investors may obtain free copies of the proxy statement and other relevant materials in connection with the proposed transaction (when they become available), along with other documents filed by Acxiom with the SEC, at the SEC’s website (http://www.sec.gov).

The directors and executive officers of Acxiom may be deemed to be participants in the solicitation of proxies from the stockholders of Acxiom in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding Acxiom’s directors and executive officers is also included in Acxiom’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on June 29, 2017. These document are available free of charge as described in the preceding paragraph.